UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

April 1, 2011
------------------------------------------------
DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)
COMMISSION FILE NO. 0-10176

BOOMERANG SYSTEMS, INC.
------------------------------------------------------
(Exact Name of Registrant As Specified In Its Charter)

        Delaware                                                 22-2306487
--------------------------------                                -------------
(State or Other Jurisdiction of                                (IRS Employer
Incorporation Or Organization)                              Identification No.)

355 Madison Avenue
Morristown, NJ 07960
----------------------------------------
(Address of Principal Executive Offices)

(973) 538-1194
----------------------------------------------------
(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
     240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the
     Exchange Act (17 CFR240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the
     Exchange Act (17 CFR 240.13e-4(c))

Section 5 - Corporate Governance and Management.

Item 5.02.   Departure of Directors or Principal Officers; Election of Directors;
           Appointment of Principal Officers.

On March 16, 2011, Ryan Burleson resigned as Chief Operating Office of the Company and each of its subsidiaries.  Mr. Burleson is no longer employed with the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BOOMERANG SYSTEMS, INC.

Dated: April 1, 2011	By:	/s/ Joseph R. Bellantoni
Joseph R. Bellantoni
Chief Financial Officer